Exhibit 99.1
Babylon Proceeds With Previously Announced Transaction and Announces the Receipt of Continued Listing Standards Notice from NYSE and Upcoming Delisting

AUSTIN, TEXAS and LONDON – June 28, 2023 – Babylon Holdings Limited (the “Company” or “Babylon”) (NYSE:BBLN) previously announced in its June 23, 2023 press release that the Company has received a proposal from AlbaCore Capital LLP ("AlbaCore") and MindMaze Group SA ("MindMaze") pursuant to which core operating subsidiaries of the Company would be transferred to MindMaze (the “Proposed Transaction”). The closing of the Proposed Transaction is expected in July 2023 and is subject to agreed documentation, various conditions and appropriate approvals, if required. The Proposed Transaction will not provide for any payment to the Company’s Class A ordinary shareholders or other equity instrument holders, as AlbaCore will be exercising rights under its debt agreements with the Company to transition the go-forward business by transferring core operating subsidiaries of the Company to MindMaze.

The Company today announced that on June 22, 2023, the Company received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating the Company is not in compliance with Section 802.01B and Section 802.01C of the NYSE Listed Company Manual because (i) the Company’s average total market capitalization over a consecutive 30 trading-day period was less than $50 million and, at the same time, its last reported shareholders’ equity was less than $50 million, and (ii) the average closing price of the Company’s Class A ordinary shares on the NYSE was less than $1.00 over a consecutive 30 trading-day period.

In light of the expected closing of the Proposed Transaction in July 2023, the Company does not intend to undertake actions to cure the deficiencies described above and return to compliance with the NYSE continued listing standards, and has notified the NYSE of this decision. As a result, the Company expects the NYSE to immediately suspend its Class A ordinary shares from trading on the NYSE under the ticker symbol “BBLN”, and for the Class A ordinary shares to transition to trading on the over-the-counter market. In addition, the Company expects the NYSE to subsequently delist the Class A ordinary shares from the NYSE in accordance with its procedures. The Company will continue to comply with applicable Securities and Exchange Commission (“SEC”) reporting requirements.

The Notice and the expected suspension of trading and subsequent delisting of the Class A ordinary shares from the NYSE do not affect the business operations of the Company and its subsidiaries, and will have no impact on the Proposed Transaction.

About Babylon

At Babylon, our mission is to make quality healthcare widely accessible and affordable. To this end we are building an integrated digital first primary care service that can manage population health at scale. Founded in 2013, we are reengineering how people engage with their care at every step of the healthcare continuum. Today, Babylon’s technology and clinical services support a global patient network across 15 countries, and our digital healthcare platform is capable of operating in 16 languages. Babylon is also working with governments, health providers, employers and insurers across the globe to provide them with a new digital-first platform that any partner can use to deliver high-quality healthcare with lower costs and better outcomes. For more information, please visit www.babylonhealth.com.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, the timing of the expected suspension of trading and subsequent delisting of the Class A ordinary shares from the NYSE, information concerning Babylon’s ability to successfully implement the framework implementation agreement, dated May 10, 2023, between Babylon and AlbaCore (the “Framework Agreement”) and close the Proposed Transaction with AlbaCore and MindMaze on the terms or timeframe currently contemplated, possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment and potential growth opportunities.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: the timing of any suspension of trading of or delisting of our Class A ordinary shares by the NYSE, and any resulting adverse consequences to the Company; our ability to continue as a going concern over the next twelve months; risks associated with our debt financing agreements with AlbaCore, including the impact of the restrictive covenants on our operations; risks associated with the implementation of the proposed take private transaction pursuant to the Framework Agreement and our ability to enter into definitive agreements for and close the Potential Transaction with AlbaCore and MindMaze on the terms and timeframe currently contemplated; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to timely identify and execute strategic alternatives on favorable terms, including restructuring, refinancing, an asset sale such as the proposed sale of the independent physician association (IPA) business, a take private transaction, and/or putting Babylon Holdings Limited into administration under UK law or obtaining relief under the U.S. Bankruptcy Code; risks and uncertainties associated with such administration or bankruptcy proceedings; the diversion of our senior management team’s attention from our business to pursuing strategic alternatives, include the Proposed Transaction with AlbaCore and MindMaze; the impact on our share price as a result of announcements related to the Potential Transaction, including the business combination with MindMaze; turnover in our senior management team and other key talent; our future financial and operating results, ability to generate profits in the future, and timeline to profitability for Babylon as a whole and in our lines of business; our ability to successfully execute our planned cost reduction actions and realize the expected cost savings; the growth of our business and organization; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician-owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Form 10-K filed with the SEC on March 16, 2023 and Form 10-Q filed with the SEC on May 10, 2023, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov.

Babylon cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.

Contacts:

Media
press@babylonhealth.com

Investors
investors@babylonhealth.com